VAN KAMPEN FOCUS PORTFOLIOS, SERIES 249
                Central Equity Trust, Diversified Income Series 1

              SUPPLEMENT TO THE PROSPECTUS DATED NOVEMBER 15, 2000

         Notwithstanding anything to the contrary in the prospectus, during the initial offering period of Central Equity Trust, Diversified Income Series 1, unitholders of previous Central Equity Trust Series may utilize the proceeds received upon the termination of such trust to purchase Units of Central Equity Trust, Diversified Income Series 1 at the Public Offering Price per Unit less 1.00%.

Supplement Dated:  March 1, 2001